                                                                     EXHIBIT 4.1

                               [FORM OF INDENTURE]

================================================================================

                                    INDENTURE

                                      among

                          GLAXOSMITHKLINE CAPITAL INC.

                                    as Issuer

                               GLAXOSMITHKLINE PLC

                                  as Guarantor

                                       and

                                 CITIBANK, N.A.

                                   as Trustee

                                  DATED AS OF -

================================================================================

                                TABLE OF CONTENTS

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                                                                                  PAGE
                                      ARTICLE ONE
                       DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.     Definitions...................................................    1

Section 1.02.     Incorporation by Reference of Trust Indenture Act.............    5

Section 1.03.     Rules of Construction.........................................    5

                                      ARTICLE TWO
                                     THE SECURITIES

Section 2.01.     Form of Securities............................................    6

Section 2.02.     Execution, Authentication, Delivery and Dating................    6

Section 2.03.     Amount Unlimited; Issuable in Series..........................    7

Section 2.04.     Denominations.................................................   10

Section 2.05.     Registrar and Paying Agent; Agents Generally..................   10

Section 2.06.     Paying Agent to Hold Money in Trust...........................   11

Section 2.07.     Transfer and Exchange.........................................   12

Section 2.08.     Replacement Securities........................................   14

Section 2.09.     Outstanding Securities........................................   14

Section 2.10.     Temporary Securities..........................................   15

Section 2.11.     Cancellation..................................................   15

Section 2.12.     Persons Deemed Owners.........................................   16

Section 2.13.     Payment of Interest; Defaulted Interest.......................   16

Section 2.14.     Computation of Interest.......................................   17

Section 2.15.     Series May Include Tranches...................................   17

Section 2.16.     CUSIP and CINS Numbers........................................   17

                                     ARTICLE THREE
                                       REDEMPTION

Section 3.01.     Applicability of Article......................................   17

Section 3.02.     Notice of Redemption; Partial Redemptions.....................   18

Section 3.03.     Payment of Securities Called for Redemption...................   20

Section 3.04.     Exclusion of Certain Securities from Eligibility for
                  Selection for Redemption......................................   20
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Section 3.05.     Mandatory and Optional Sinking Funds..........................   21

                                      ARTICLE FOUR
                                       COVENANTS

Section 4.01.     Payment of Securities.........................................   23

Section 4.02.     Maintenance of Office or Agency...............................   23

Section 4.03.     Certificate to Trustee........................................   24

Section 4.04.     Limitation on Liens...........................................   24

Section 4.05.     Payment of Additional Amounts.................................   25

                                      ARTICLE FIVE
                    CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

Section 5.01.     When the Company May Merge, Etc...............................   27

Section 5.02.     Successor Company Substituted.................................   28

Section 5.03.     When the Guarantor May Merge, Etc.............................   28

Section 5.04.     Successor Guarantor Substituted...............................   29

Section 5.05.     Substitution of Obligor.......................................   29

Section 5.06.     Successor Obligor Substituted.................................   30

                                      ARTICLE SIX
                                     THE GUARANTEE

Section 6.01.     Guarantee.....................................................   30

                                     ARTICLE SEVEN
                                  DEFAULT AND REMEDIES

Section 7.01.     Events of Default.............................................   32

Section 7.02.     Acceleration..................................................   33

Section 7.03.     Other Remedies................................................   35

Section 7.04.     Waiver of Past Defaults.......................................   35

Section 7.05.     Control by Majority...........................................   35

Section 7.06.     Limitation on Suits...........................................   36

Section 7.07.     Rights of Holder to Receive Payment...........................   36

Section 7.08.     Collection Suit by Trustee....................................   36

Section 7.09.     Trustee May File Proofs of Claim..............................   37
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                                TABLE OF CONTENTS
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Section 7.10.     Application of Proceeds.......................................   37

Section 7.11.     Restoration of Rights and Remedies............................   38

Section 7.12.     Undertaking for Costs.........................................   38

Section 7.13.     Rights and Remedies Cumulative................................   38

Section 7.14.     Delay or Omission Not Waiver..................................   39

                                     ARTICLE EIGHT
                                        TRUSTEE

Section 8.01.     General.......................................................   39

Section 8.02.     Certain Rights of Trustee.....................................   39

Section 8.03.     Individual Rights of Trustee..................................   41

Section 8.04.     Trustee's Disclaimer..........................................   41

Section 8.05.     Notice of Default.............................................   41

Section 8.06.     Reports by Trustee to Holders.................................   42

Section 8.07.     Compensation and Indemnity....................................   42

Section 8.08.     Replacement of Trustee........................................   43

Section 8.09.     Successor Trustee by Merger, Etc..............................   44

Section 8.10.     Eligibility...................................................   44

Section 8.11.     Money Held in Trust...........................................   44

Section 8.12.     Conflicting Interests.........................................   44

                                      ARTICLE NINE
                           DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.     Discharge; Defeasance within One Year of Payment..............   44

Section 9.02.     Defeasance....................................................   45

Section 9.03.     Covenant Defeasance...........................................   46

Section 9.04.     Application of Trust Money....................................   47

Section 9.05.     Repayment to Company and Guarantor............................   48

                                      ARTICLE TEN
                          AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 10.01.    Without Consent of Holders....................................   48

Section 10.02.    With Consent of Holders.......................................   49
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                                          iii
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                                TABLE OF CONTENTS
                                   (continued)
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Section 10.03.    Revocation and Effect of Consent..............................   50

Section 10.04.    Notation on or Exchange of Securities.........................   51

Section 10.05.    Trustee to Sign Amendments, Etc...............................   51

Section 10.06.    Conformity with Trust Indenture Act...........................   51

                                     ARTICLE ELEVEN
                                     MISCELLANEOUS

Section 11.01.    Trust Indenture Act of 1939...................................   51

Section 11.02.    Notices.......................................................   52

Section 11.03.    Certificate and Opinion as to Conditions Precedent............   53

Section 11.04.    Statements Required in Certificate or Opinion.................   53

Section 11.05.    Evidence of Ownership.........................................   53

Section 11.06.    Rules by Trustee, Paying Agent or Registrar...................   54

Section 11.07.    Payment Date other than a Business Day........................   54

Section 11.08.    Governing Law; Waiver of Jury Trial...........................   54

Section 11.09.    No Adverse Interpretation of Other Agreements.................   54

Section 11.10.    Successors....................................................   54

Section 11.11.    Duplicate Originals...........................................   54

Section 11.12.    Separability..................................................   54

Section 11.13.    Table of Contents, Headings, Etc..............................   54

Section 11.14.    Incorporators, Stockholders, Officers and Directors of
                  Company Exempt from Individual Liability......................   54

Section 11.15.    Judgment Currency.............................................   55

                              CROSS-REFERENCE TABLE

Trust Indenture Act Section                                                                  Indenture Section
---------------------------                                                                  -----------------
310(a)(1).............................................................................                  8.10
   (a)(2).............................................................................                  8.10
   (a)(3).............................................................................        Not Applicable
   (a)(4).............................................................................        Not Applicable
   (a)(5).............................................................................                  8.10
   (b)................................................................................            8.03, 8.12
   (c)................................................................................        Not Applicable
311(a)................................................................................                  8.03
   (b)................................................................................                  8.03
   (c)................................................................................        Not Applicable
312(a)................................................................................                  2.05
   (b)................................................................................                  8.13
   (c)................................................................................                  8.13
313(a)................................................................................                  8.06
   (b)(1).............................................................................        Not Applicable
   (b)(2).............................................................................                  8.06
   (c)................................................................................                  8.06
   (d)................................................................................                  8.06
314(a)(1).............................................................................                  4.08
   (a)(2).............................................................................                  4.08
   (a)(3).............................................................................                  4.08
   (a)(4).............................................................................                  4.03
   (b)................................................................................        Not Applicable
   (c)(1).............................................................................                 11.03
   (c)(2).............................................................................                 11.03
   (c)(3).............................................................................        Not Applicable
   (d)................................................................................        Not Applicable
   (e)................................................................................                 11.04
315(a)(1).............................................................................                  8.01
   (a)(2).............................................................................                  8.02
   (b)................................................................................                  8.05
   (c)................................................................................                  8.01
   (d)................................................................................                  8.01
   (e)................................................................................                  7.12
316(a)(1)(A)..........................................................................                  7.05
   (a)(1)(B)..........................................................................                  7.04
   (a)(2).............................................................................        Not Applicable
   (a)(last sentence).................................................................                  2.09
   (b)................................................................................                  7.07
   (c)................................................................................        Not Applicable
317(a)(1).............................................................................                  7.08
   (a)(2).............................................................................                  7.09
   (b)................................................................................                  2.06
318(a)................................................................................                  1.02

------------------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

         Section 318(c) of the Trust Indenture Act provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                  INDENTURE dated as of -, among GlaxoSmithKline Capital Inc., a corporation organized under the laws of the State of Delaware (the "Company"), GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, as guarantor (the "Guarantor"), and Citibank, N.A., a national banking association duly organized and existing under the laws of the United States, as trustee (the "Trustee").

                                    RECITALS

                  WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debt securities (the "Securities"), which are to be issued in one or more series up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

                  WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture to provide for its guarantee of the Securities; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchase of the Securities by the holders thereof, the Company, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities or of any and all series thereof as follows:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

                  Section 1.01 Definitions.

                  "Additional Amounts" has the meaning specified in Section
4.05.

                  "Agent" means any Registrar, Paying Agent, transfer agent or Authenticating Agent.

                  "Authenticating Agent" has the meaning specified in Section 2.02.

                  "Board Resolution" means one or more resolutions of the board of directors of the Company, the Guarantor or any authorized committee of the Company or the Guarantor, certified by the secretary or an assistant secretary of the Company or the Guarantor, as the case may be, to have been duly adopted and to be in full force and effect on the date of certification, and delivered to the Trustee.

                  "Business Day" means, with respect to any Security, unless otherwise specified, a day that is not a day on which banking institutions are authorized or required by law or regulation to close, in The City of New York or the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article Five of this Indenture and thereafter means the successor.

                  "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York at which at any particular time its corporate trust business shall be administered which office as of the date hereof is located at 111 Wall Street, 14th Floor, New York, New York 10005, Attention: Agency & Trust Services.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Global Securities of that series.

                  "Dollar" and "$" mean a U.S. Dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be the legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Section 7.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission.

                  "Global Security" means a Security evidencing all or a part of a series of Securities, issued to the Depositary for such series in accordance with Section 2.02, and bearing the legend prescribed in Section 2.02.

                  "Guarantee" means the guarantee of the Guarantor as endorsed on each Security authenticated and delivered pursuant to this Indenture and shall include the guarantee of the Guarantor set forth in Section 6.01 of this Indenture and shall include all other obligations and covenants of the Guarantor contained in this Indenture and any Securities.

                  "Guarantor" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to Article Five of this Indenture and thereafter means the successor.

                  "Holder" means the registered holder of any Security.

                  "Indenture" means this Indenture as originally executed or as it may be amended or supplemented from time to time by one or more indentures supplemental to this Indenture entered into pursuant to the applicable provisions of this Indenture and shall include the forms and terms of the Securities of each series established as contemplated pursuant to Sections 2.01 and 2.03.

                  "Officer" means, with respect to the Company and the Guarantor, any director or officer thereof, including the Company Secretary.

                  "Officer's Certificate" means a certificate executed by any Officer of the Company or of the Guarantor, as the case may be, complying with
Section 11.04 and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include (except as otherwise expressly provided in this Indenture) the statements provided in Section 11.04.

                  "Opinion of Counsel" means a written opinion signed by legal counsel, who may be an employee of or counsel to the Company or to the Guarantor, or to both, satisfactory to the Trustee and complying with Section
11.04. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided in Section 11.04, if and to the extent required thereby.

                  "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 7.02.

                  "Paying Agent" has the meaning specified in Section 2.05.

                  "Periodic Offering" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents upon the issuance of such Securities.

                  "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Principal" of a Security means the principal amount of, and, unless the context indicates otherwise, includes any premium payable on, such Security.

                  "Record Date" has the meaning specified in Section 2.13.

                  "Registrar" has the meaning specified in Section 2.05.

                  "Relevant Indebtedness" means any indebtedness of the Guarantor and any Subsidiary that:

                  (i) is in the form of or represented by bonds, notes, loan stock, depositary receipts or other securities issued (otherwise than to constitute or represent advances made by banks or other lending institutions);

                  (ii) is denominated in, or confers any right of payment by reference to, any currency other than the currency of the country in which the issuer of the indebtedness has its principal place of business, or is denominated in or by reference to the currency of such country but more than 20% of which is placed or offered for subscription or sale by or on behalf of, or by agreement with, the issuer outside such country; and

                  (iii) at its date of issue is, or is intended by the issuer to become, quoted, listed, traded or dealt in on any stock exchange, over-the-counter market or other securities market.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, any assistant trust officer or any other officer of the Trustee, in each case, located in the Agency & Trust Services Office of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Securities" means any of the securities, as defined in the first paragraph of the recitals hereof, that are authenticated and delivered under this Indenture and, unless the context indicates otherwise, shall include any coupon appertaining thereto.

                  "Security Register" has the meaning specified in Section 2.05.

                  "Subsidiary" means an entity a majority of the interests or a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Guarantor or by one or more other Subsidiaries of the Guarantor. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of Article Eight and thereafter means such successor.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as it may be amended from time to time.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

                  "Yield to Maturity" means, as the context may require, the yield to maturity (i) on a series of Securities or (ii) if the Securities of a series are issuable from time to time, on a Security of such series, calculated at the time of issuance of such series in the case of clause (i) or at the time of issuance of such Security of such series in the case of clause (ii), or, if applicable, at the most recent redetermination of interest on such series or on such Security, and calculated in accordance with the constant interest method or such other accepted financial practice as is specified in the terms of such Security.

                  Section 1.02 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. All terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference in the Trust Indenture Act to another statute or defined by a rule of the Commission and not otherwise defined herein have the meanings assigned to them therein. If any provision of this Indenture limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  Section 1.03 Rules of Construction. Unless the context otherwise requires:

                  (a) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in the United Kingdom or such other generally accepted accounting principles under which the Guarantor may in the future prepare its financial statements;

                  (b) words in the singular include the plural, and words in the plural include the singular;

                  (c) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (d) all references to Sections or Articles refer to Sections or Articles of this Indenture unless otherwise indicated.

                                   ARTICLE TWO

                                 THE SECURITIES

                  Section 2.01 Form of Securities. The Securities of each series shall be substantially in such form or forms (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law, or with any rules of any securities exchange or usage, all as may be determined by the Officers executing such Securities as evidenced by their execution of the Securities.

                  Section 2.02 Execution, Authentication, Delivery and Dating. The Securities shall be executed by an Officer of the Company by facsimile or manual signature; and the Guarantees with respect to the Securities shall be executed by an Officer of the Guarantor by facsimile or manual signature. If an Officer whose signature is on a Security or the Guarantee no longer holds that office at the time the Security or the Guarantee is authenticated, the Security or the Guarantee, as the case may be, shall nevertheless be valid.

                  The Trustee may appoint an authenticating agent acceptable to the Company (the "Authenticating Agent") to authenticate Securities. The Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent.

                  A Security shall not be valid until the Trustee or Authenticating Agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, with the Guarantee of the Guarantor endorsed thereon, to the Trustee for authentication, together with a written request for the authentication and delivery of such Securities and the applicable documents referred to below in this Section 2.02, and the Trustee shall thereupon authenticate and deliver such Securities. In authenticating such Securities, the Trustee shall be entitled to receive and shall be fully protected in relying upon:

                  (a) any Board Resolution of the Company and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 by or pursuant to which the forms and terms of the Securities of that series were established;

                  (b) an Officer's Certificate of the Company and an Officer's Certificate of the Guarantor certifying as to the forms and terms of the Securities of that series and the Guarantee thereof and stating that the form or forms and terms of such Securities have been, or will be when established in accordance with such procedures as shall be referred to therein, established in compliance with this Indenture; and

                  (c) an Opinion of Counsel to the Company and the Guarantor substantially to the effect that the Securities of that series and the Guarantee thereof have been duly authorized and, when executed and authenticated, or in the case of the Guarantee, when the Securities on which the Guarantee shall have been endorsed shall have been authenticated, in accordance with the provisions of the Indenture and delivered to and duly paid for by the purchasers thereof on the date of such opinion, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company and the Guarantor, respectively, enforceable against the Company and the Guarantor, respectively, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting creditors' rights generally, general principles of equity, and such other matters as shall be specified therein.

                  Notwithstanding the provisions of the preceding paragraph, if not all Securities of any series are to be issued at one time, it shall not be necessary to deliver an Officer's Certificate or an Opinion of Counsel otherwise required pursuant to the preceding two paragraphs at the time of issuance of each Security of such series, but such certificate and opinion, with appropriate modifications to cover such future issuances, shall be delivered at or before the time of issuance of the first Security of such series.

                  Each Security shall be dated the date of its authentication.

                  If the Company shall establish pursuant to Section 2.03 that the Securities of a series or a portion thereof are to be issued in the form of one or more Global Securities, then the Company shall execute, and the Trustee shall authenticate and deliver, one or more Global Securities, having a Guarantee executed by the Guarantor endorsed thereon, that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued in such form and not yet canceled,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or its custodian or pursuant to such Depositary's instructions, and (iv) shall bear a legend substantially to the following effect:

                  "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  Section 2.03 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution of the Company or one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series, any or all of the following, as applicable:

                  (a) the title of the Securities of the series, which shall distinguish the Securities of that series from the Securities of all other series;

                  (b) the aggregate principal amount of the Securities of the series to be authenticated and delivered under this Indenture and any limitation on the ability of the Company to increase such aggregate principal amount after the initial issuance of the Securities of that series (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon redemption of, other Securities of that series pursuant hereto);

                  (c) the date or dates on which the Principal of the Securities of the series shall be payable;

                  (d) the percentage of the aggregate principal amount of the Securities of the series at which the Securities shall be issued and whether the Securities will be Original Issue Discount Securities and any special tax considerations relating thereto;

                  (e) (i) the rate or rates (which may be fixed or variable) per annum at which the Securities of the series shall bear interest, if any, (ii) the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record shall be taken for the determination of Holders to whom interest is payable, and/or (iii) the method by which such rate or rates or date or dates shall be determined;

                  (f) if other than as provided in Section 4.02, the place or places where (i) the Principal of, interest on and any Additional Amounts in respect of Securities of the series shall be payable, (ii) any Securities of the series may be surrendered for transfer or exchange, and (iii) notices or demands to or upon the Company and the Guarantor in respect of the Securities of the series and this Indenture may be served;

                  (g) the right, if any, of the Company to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of that series may be so redeemed, pursuant to any sinking fund or otherwise;

                  (h) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any of the terms and conditions upon which Securities of that series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (i) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (j) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the maturity thereof;

                  (k) if other than Dollars, the currency or currencies in which payment of the Principal of or interest on or any Additional Amounts in respect of Securities of the series shall be payable or in which Securities of that series shall be denominated, and any other terms and conditions relating thereto;

                  (l) if other than the currency in which the Securities of the series are denominated, the currency in which payment of the Principal of or interest on the Securities of the series shall be payable or if the amount of payments of Principal of and/or interest on the Securities of that series may be determined with reference to an index based on a currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

                  (m) if payment of the Principal of and interest on the Securities of the series shall be payable in currency or currencies other than Dollars, the manner in which any such currency shall be valued against other currencies in which any other Securities shall be payable;

                  (n) whether and under what circumstances the Company will pay Additional Amounts on the Securities of the series in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts;

                  (o) if the Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of that series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (p) any trustees, depositaries, Authenticating Agents, Paying Agents, transfer agents or the Registrar or any other Agents with respect to the Securities of the series;

                  (q) provisions, if any, for the defeasance of the Securities of the series (including provisions permitting defeasance of less than all Securities of the series), which provisions may be in addition to, in substitution for, or in modification of (or any combination of the foregoing) the provisions of Article Nine;

                  (r) if the Securities of the series are issuable in whole or in part as one or more Global Securities, the identity of the Depositary for such Global Security or Securities;

                  (s) any deletions from, modifications of or additions to the Events of Default or covenants with respect to the Securities of the series; and

                  (t) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical, except as to date and denomination, except in the case of any Periodic Offering and except as may otherwise be provided by or pursuant to the Board Resolution referred to above or as set forth in any indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution or in any such indenture supplemental hereto, and any forms and terms of Securities to be issued from time to time may be completed and established from time to time prior to the issuance thereof by procedures described in such Board Resolution or supplemental indenture.

                  Section 2.04 Denominations. The Securities of each series shall be issuable in denominations established as contemplated by Section 2.03. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions with respect to Securities of such series, Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

                  The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner as the Officer of the Company executing the same may determine, as evidenced by his or her execution thereof.

                  Section 2.05 Registrar and Paying Agent; Agents Generally. The Company shall maintain an office or agency where Securities may be presented for registration, registration of transfer or exchange (the "Registrar") and the Company and the Guarantor shall maintain an office or agency where Securities may be presented for payment or where, in the case of the Guarantor, Securities may be presented for payment under the Guarantees endorsed thereon (the "Paying Agent"), which in each case shall be in the Borough of Manhattan, The City of New York. The Company shall cause the Registrar to keep a register of the Securities and of their registration, transfer and exchange and the name and address of each of the Holders (the "Security Register"). The Company and the Guarantor may have one or more additional Paying Agents or transfer agents with respect to any series.

                  The Company shall enter into an appropriate agency agreement with any Agent that is not a party to this Indenture. The agreement shall implement the provisions of this Indenture and the Trust Indenture Act that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any Agent and any change in the name or address of an Agent. If the Company fails to maintain a Registrar or if the Company or the Guarantor fails to maintain a Paying Agent, the Trustee shall act as Registrar and Paying Agent. The Company or the Guarantor may remove any Agent appointed by it upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company or the Guarantor and such successor Agent and delivered to the Trustee or (ii) notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso. The Company, the Guarantor or any affiliate of the Company or the Guarantor may act as Paying Agent or Registrar; provided that neither the Company, the Guarantor nor any such affiliate shall act as Paying Agent in connection with the defeasance of the Securities or the discharge of this Indenture under Article Nine.

                  The Company initially appoints the Trustee as Registrar and Authenticating Agent, and the Company and the Guarantor initially appoint the Trustee as Paying Agent. If, at any time, the Trustee is not the Registrar, the Registrar shall make available to the Trustee 10 days prior to each interest payment date and at such other times as the Trustee may reasonably request the names and addresses of the Holders as they appear in the Security Register.

                  Section 2.06 Paying Agent to Hold Money in Trust. Not later than 10:00 a.m., New York City time, on each due date of any Principal or interest on any Securities, the Company shall deposit with the Paying Agent money in immediately available funds sufficient to pay such Principal or interest. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the Holders of such Securities or the Trustee all money held by the Paying Agent for the payment of Principal of and interest on such Securities and shall promptly notify the Trustee in writing of any default in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company, the Guarantor or any affiliate of the Company or the Guarantor acts as Paying Agent, it will, on or before each due date of any Principal of or interest on any Securities, segregate and hold in a separate trust fund for the benefit of the Holders thereof a sum of money sufficient to pay such Principal or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee in writing of its action or failure to act as required by this Section.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary.

                  Section 2.07 Transfer and Exchange. Upon surrender for registration of transfer of any Security of any series at any agency of the Company maintained for such purpose in accordance with Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder thereof, Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of such series and tenor having authorized denominations and an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the agency of the Company maintained for such purpose in accordance with Section 2.05. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities, having a Guarantee executed by the Guarantor endorsed thereon, that the Holder making the exchange is entitled to receive.

                  All Securities presented for registration of transfer, exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, the Guarantor and the Trustee duly executed by the Holder or his or her attorney duly authorized in writing.

                  The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                  Notwithstanding any other provision of this Section 2.07, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for any Global Securities of any series notifies the Company that it is unwilling or unable to continue as Depositary for such Global Securities or if at any time the Depositary for such Global Securities shall no longer be eligible under applicable law to act as Depositary, the Company shall appoint a successor Depositary eligible under applicable law with respect to such Global Securities. If:

                  (i) a successor Depositary eligible under applicable law for such Global Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility;

                  (ii) an Event of Default has occurred and is continuing and the beneficial owners representing a majority in principal amount of the applicable series of Securities represented by such Global Securities advise the Depositary to cease acting as depositary for such Global Securities; or

                  (iii) the Company, in its sole discretion, determines at any time that any Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Securities;

then the Company will execute, and the Trustee, upon receipt of the Company's order for the authentication and delivery of definitive Securities of such series and tenor, will authenticate and make available for delivery Securities of such series and tenor, in any authorized denominations, in an aggregate principal amount equal to the principal amount of such Global Securities, having a Guarantee executed by the Guarantor endorsed thereon, in exchange for such Global Securities.

                  Any time the Securities of any series are not in the form of Global Securities pursuant to the preceding paragraph, the Company agrees to supply the Trustee with a reasonable supply of certificated Securities, having a Guarantee executed by the Guarantor endorsed thereon, without the legend required by Section 2.02 and the Trustee agrees to hold such Securities in safekeeping until authenticated and delivered pursuant to the terms of this Indenture.

                  If established by the Company pursuant to Section 2.03 with respect to any Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities of the same series and tenor in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (i) to the Person specified by such Depositary new Securities of the same series and tenor, having a Guarantee executed by the Guarantor endorsed thereon, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (ii) to such Depositary a new Global Security, having a Guarantee executed by the Guarantor endorsed thereon, in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

                  Securities issued in exchange for a Global Security, having a Guarantee executed by the Guarantor endorsed thereon, pursuant to this Section
2.07 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Securities to or as directed in writing by the Persons in whose names such Securities are so registered.

                  All Securities (including the Guarantee endorsed thereon) issued upon any transfer or exchange of Securities shall be valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture and the Guarantee endorsed thereon, as the Securities surrendered upon such transfer or exchange.

                  The Registrar shall not be required (i) to issue, register the transfer of or exchange Securities of any series if such Securities may be among those selected for redemption during a period beginning 15 days before the selection of Securities to be redeemed and ending on the day of mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed, or (iii) to issue, register the transfer of or exchange any Security that has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                  Section 2.08 Replacement Securities. If a defaced or mutilated Security of any series is surrendered to the Trustee or if a Holder claims that its Security of any series has been lost, destroyed or wrongfully taken and presents to the Trustee, the Company, the Guarantor and any Agent evidence to their satisfaction of the loss, destruction or wrongful taking of such Security, the Company shall issue and the Trustee shall authenticate a replacement Security of such series and tenor and principal amount, having a Guarantee executed by the Guarantor endorsed thereon, bearing a number not contemporaneously outstanding. An indemnity bond must be furnished that is sufficient in the judgment of the Trustee, the Company and the Guarantor to protect the Trustee, the Company, the Guarantor and any Agent from any loss that any of them may suffer if a Security is replaced. The Company may charge such Holder for its expenses and the expenses of the Trustee (including without limitation attorneys' fees and expenses) in replacing a Security. In case any such mutilated, defaced, lost, destroyed or wrongfully taken Security has become or is about to become due and payable, the Company and the Guarantor in their discretion may pay such Security instead of issuing a new Security (with the Guarantee endorsed thereon) in replacement thereof.

                  Every replacement Security (including the Guarantee endorsed thereon) is an additional obligation of the Company and the Guarantor and shall be entitled to the benefits of this Indenture equally and proportionately with any and all other Securities of such series and the Guarantee endorsed thereon duly authenticated and delivered hereunder.

                  To the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.

                  Section 2.09 Outstanding Securities. Securities outstanding at any time are all Securities that have been authenticated by the Trustee except for those Securities it has canceled, those Securities delivered to it for cancellation, those paid pursuant to Section 2.08 and those Securities described in this Section as not outstanding.

                  If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless and until the Trustee, the Company and the Guarantor receive proof satisfactory to them that the replaced Security is held by a holder in due course.

                  If the Paying Agent (other than the Company, the Guarantor or an affiliate of the Company or the Guarantor) holds on the maturity date or any redemption date or date for repurchase of the Securities money sufficient to pay Securities payable or to be redeemed or repurchased on such date, then on and after such date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

                  A Security does not cease to be outstanding because the Company, the Guarantor or one of the affiliates of the Company or the Guarantor holds such Security, provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Securities shall have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, the Guarantor or any affiliate of the Company or the Guarantor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities as to which a Responsible Officer of the Trustee has received written notice to be so owned shall be so disregarded. Any Securities so owned which are pledged by the Company, the Guarantor, or any affiliate of the Company or the Guarantor, as security for loans or other obligations, otherwise than to another such affiliate of the Company or the Guarantor, shall be deemed to be outstanding, if the pledgee is entitled pursuant to the terms of its pledge agreement and is free to exercise in its discretion the right to vote such securities, uncontrolled by the Company, the Guarantor or any such affiliate.

                  Section 2.10 Temporary Securities. Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities of such series, having the Guarantee of the Guarantor endorsed thereon. Temporary Securities of any series shall be substantially in the form of definitive Securities of such series, but may have insertions, substitutions, omissions and other variations determined to be appropriate by the Officers of the Company and the Guarantor executing the temporary Securities or the Guarantee endorsed thereon, as evidenced by their execution of such temporary Securities or Guarantee, as applicable. If temporary Securities of any series are issued, the Company will cause definitive Securities of such series, having the Guarantee of the Guarantor endorsed thereon to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series and tenor upon surrender of such temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 4.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of such series and tenor and authorized denominations, having a Guarantee executed by the Guarantor endorsed thereon. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series.

                  Section 2.11 Cancellation. The Company or the Guarantor at any time may deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder, which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold. The Registrar, any transfer agent and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and shall deliver such canceled Securities to the Company or the Guarantor, as applicable. The Company may not issue new Securities to replace Securities it has paid in full or delivered to the Trustee for cancellation, except as expressly permitted by this Indenture.

                  Section 2.12 Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of Principal of and (subject to Section 2.13) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

                  Section 2.13 Payment of Interest; Defaulted Interest. (a) The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section
2.03. The person in whose name any Security of any series is registered at the close of business on any Record Date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the Record Date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date for such series, in which case the provisions of Section 2.13(b) shall apply. The term "Record Date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.03, or, if no such date is so established, the 15th day next preceding such interest payment date, whether or not such Record Date is a Business Day.

                  (b) If the Company defaults in a payment of interest on the Securities, it shall pay, or shall deposit with the Paying Agent money in immediately available funds sufficient to pay, the defaulted interest plus (to the extent lawful) any interest payable on the defaulted interest (as may be specified in the terms thereof, established pursuant to Section 2.03) to the Persons who are Holders on a subsequent special record date, which shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15 days before such special record date, the Company shall mail to each Holder and to the Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  Section 2.14 Computation of Interest. Except as otherwise specified pursuant to Section 2.03 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 2.15 Series May Include Tranches. A series of Securities may include one or more tranches of Securities, including Securities issued in a Periodic Offering. The Securities of different tranches may have one or more different terms, including authentication dates and public offering prices, but all the Securities within each such tranche shall have identical terms, including authentication date and public offering price. Notwithstanding any other provision of this Indenture, with respect to Sections 2.02 (other than the fourth paragraph thereof) through 2.04, 2.07, 2.08, 2.10, 3.01 through 3.05, 4.02, 7.01 through 7.14, 9.01 through 9.05 and 10.02, if any series of Securities includes more than one tranche, all provisions of such Sections applicable to any series of Securities shall be deemed equally applicable to each tranche of any series of Securities in the same manner as though originally designated a series unless otherwise provided with respect to such series or tranche pursuant to Section 2.03. In particular, and without limiting the scope of the next preceding sentence, any of the provisions of such Sections which provide for or permit action to be taken with respect to a series of Securities shall also be deemed to provide for and permit such action to be taken instead only with respect to Securities of one or more tranches within that series (and such provisions shall be deemed satisfied thereby), even if no comparable action is taken with respect to Securities in the remaining tranches of that series.

                  Section 2.16 CUSIP and CINS Numbers. The Company in issuing the Securities may use CUSIP and CINS numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders and no representation shall be made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange.

                                  ARTICLE THREE

                                   REDEMPTION

                  Section 3.01 Applicability of Article. Securities of any series that are redeemable before their maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.03 for Securities of any series) in accordance with this Article Three. The provisions of this Article Three shall be applicable to the Securities of any series, in whole or in part, if, with respect to such series:

                  (a) the Company determines that, as a result of any change in or amendment to the laws or any regulations or rulings promulgated thereunder of the United Kingdom (or of any political subdivision or taxing authority thereof) or the United States (or of any political subdivision or taxing authority thereof), or any change in the application or official interpretation of such laws, regulations or rulings, or any change in the application or official interpretation of, or any execution of or amendment to, any treaty or treaties affecting taxation to which any such jurisdiction is a party, which change, execution or amendment becomes effective on or after the issue date or such other date specified in the Securities of such series,

                           (i) the Company would be required to pay Additional Amounts (as defined in Section 4.05) with respect to such series of Securities on the next succeeding interest payment date and the payment of such Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, or

                           (ii) withholding tax has been or would be required to be withheld with respect to interest income received or receivable by the Company directly from the Guarantor (or any affiliate) and such withholding tax obligation cannot be avoided by the use of reasonable measures available to the Company or the Guarantor (or any affiliate); or

                  (b) the Company determines, based upon an opinion of independent counsel of recognized standing that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction, in the United Kingdom (or of any political subdivision or taxing authority thereof) or the United States (or of any political subdivision or taxing authority thereof) (whether or not such action was taken or brought with respect to the Company or the Guarantor), which action is taken or brought on or after the issue date or such other date specified in the Securities of such series, there is a substantial probability that the circumstances described in subsection (a) above would exist; provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts. The Company or the Guarantor will also pay to each Holder, or make available for payment to each such Holder, on the redemption date any Additional Amounts resulting from the payment of such redemption price.

                  Section 3.02 Notice of Redemption; Partial Redemptions. Prior to the delivery of any notice of redemption, the Company or the Guarantor will deliver to the Trustee an Officer's Certificate stating that the Company or the Guarantor is entitled to effect a redemption and setting forth a statement of facts showing that the conditions precedent of the right so to redeem have occurred. Any notice of redemption will be irrevocable once the Company delivers it to the Trustee.

                  Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Company shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the Security Register of the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  The notice of redemption to each such Holder shall state:

                  (a) the principal amount of each Security of such series held by such Holder to be redeemed;

                  (b) the CUSIP or CINS numbers, as the case may be, of the Securities to be redeemed;

                  (c)      the date fixed for redemption;

                  (d)      the redemption price;

                  (e)      the place or places of payment;

                  (f) that payment will be made upon presentation and surrender of such Securities;

                  (g) that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case;

                  (h) that interest accrued to the date fixed for redemption will be paid as specified in such notice; and

                  (i) that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue.

                  In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series and tenor in principal amount equal to the unredeemed portion thereof will be issued.

                  The notice of redemption of Securities of any series to be redeemed at the option of the Company shall be given by the Company or, at the Company's written request delivered at least 15 days before the date such notice is to be given (unless a shorter period shall be acceptable to the Trustee), by the Trustee in the name and at the expense of the Company.

                  On or before 10:00 a.m., New York City time, on the redemption date specified in the notice of redemption given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 2.06) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If all of the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 45 days prior to the redemption date an Officer's Certificate stating that all such Securities are to be redeemed.

                  If less than all the outstanding Securities of a series are to be redeemed, the Company will deliver to the Trustee at least 45 days prior to the redemption date an Officer's Certificate stating the aggregate principal amount of such Securities to be redeemed. If less than all the Securities of a series are to be redeemed, the Trustee shall select, pro rata, by lot or in such manner as it and the Company shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Company and the Guarantor in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  Section 3.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after such date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to such date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 8.11 and 9.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption.

                  On presentation and surrender of such Securities at a place of payment specified in the notice of redemption, such Securities shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the redemption date; provided that payment of interest becoming due on or prior to the redemption date shall be payable to the Holders of such Securities registered as such on the relevant Record Date subject to the terms and provisions of Sections 2.05 and 2.13 hereof. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the Principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                  Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of such series and tenor, each having a Guarantee executed by the Guarantor endorsed thereon, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                  Section 3.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an Officer of the Company and delivered to the Trustee at least 60 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially, and not pledged or hypothecated, by either (a) the Company, (b) the Guarantor or (c) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor.

                  Section 3.05. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Company may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except through a mandatory sinking fund payment) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.11, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Company through any optional sinking fund payment. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                  On or before the 60th day next preceding each sinking fund payment date for any series, or such shorter period as shall be acceptable to the Trustee, the Company will deliver to the Trustee an Officer's Certificate
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of specified Securities of such series and the basis for such credit, (b) stating that none of the specified Securities of such series has theretofore been so credited, (c) stating that no Defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Company to be entitled to credit therefor as aforesaid that have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.11 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and, upon its receipt by the Trustee, the Company shall become unconditionally obligated to make all the cash payments or delivery of Securities therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section 3.05.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request with respect to the Securities of any series), such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price thereof together with accrued interest thereon to the date fixed for redemption. If such amount shall be $50,000 (or such lesser sum) or less and the Company makes no such request then it shall be carried over until a sum in excess of $50,000 (or such lesser sum) is available. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section
3.05 if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially, and not pledged or hypothecated, by either (a) the Company, (b) the Guarantor or (c) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or the Guarantor. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 3.02 (and with the effect provided in Section 3.03) for the redemption of Securities of such series in part at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the Principal of, and interest on, the Securities of such series at maturity.

                  On or before 10:00 a.m., New York City time, on each sinking fund payment date, the Company shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date. The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a Default in payment of interest on such Securities or of any Event of Default except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Seven and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 7.04 or the Default cured on or before the 60th day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 3.05 to the redemption of such Securities.

                                  ARTICLE FOUR

                                    COVENANTS

                  Section 4.01. Payment of Securities. The Company shall pay the Principal of and interest on and any Additional Amounts payable in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture. The interest on Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to the Holders thereof and at the option of the Company may be paid by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the Security Register of the Company.

                  Notwithstanding any provisions of this Indenture and the Securities of any series to the contrary, if the Company and a Holder of any Security so agree or if expressly provided pursuant to Section 2.03, payments of interest on, and any portion of the Principal of, such Holder's Security (other than interest payable at maturity or on any redemption or repayment date or the final payment of Principal on such Security) shall be made by the Paying Agent, upon receipt from the Company of immediately available funds by 11:00 a.m., New York City time (or such other time as may be agreed to between the Company and the Paying Agent), directly to the Holder of such Security (by Federal funds wire transfer or otherwise) if the Holder has delivered written instructions to the Trustee 15 days prior to such payment date requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of Principal surrenders the same to the Trustee in exchange for a Security or Securities aggregating the same principal amount as the unredeemed principal amount of the Securities surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 4.01 unless a new instruction is delivered 15 days prior to a payment date. The Company will indemnify and hold each of the Trustee and any Paying Agent harmless against any loss, liability or expense (including attorneys' fees) resulting from any act or omission to act on the part of the Company or any such Holder in connection with any such agreement or from making any payment in accordance with any such agreement.

                  The Company shall pay interest on overdue Principal, and interest on overdue installments of interest, to the extent lawful, at the rate per annum specified in the Securities.

                  Section 4.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served; and the Guarantor will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented for payment under the Guarantees endorsed thereon and where notices and demands to or upon the Guarantor in respect of the Guarantee and this Indenture may be served. The Company and the Guarantor hereby initially designate the Corporate Trust Office of the Trustee, located in the Borough of Manhattan, The

City of New York, as such office or agency of the Company and the Guarantor. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company or the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02.

                  The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve either the Company or the Guarantor of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company or the Guarantor, as applicable, will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  Section 4.03. Certificate to Trustee. Each of the Company and the Guarantor will furnish to the Trustee annually, within 120 days after the end of each fiscal year, a brief certificate (which need not contain the statements required by Section 11.04) from its principal executive, financial or accounting officer as to his or her knowledge of the compliance of the Company or the Guarantor, as the case may be, with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture) and, in the event of any default specifying such default and the nature and status thereof of which such person may have knowledge.

                  Section 4.04. Limitation on Liens. The Guarantor shall not, and shall not permit any Subsidiary to, incur or assume any mortgage, charge, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien or other security agreement (collectively, "Liens") on or with respect to any property, assets or revenues of the Guarantor or any Subsidiary owned on or acquired after the date of this Indenture to secure any Relevant Indebtedness without making, or causing any such Subsidiary to make, effective provision for securing the Securities equally and ratably with or prior to such Relevant Indebtedness as to such property, assets or revenues for as long as such Relevant Indebtedness is so secured.

                  Such restrictions on Liens shall not apply to:

                  (i) Liens arising by operation of law;

                  (ii) Liens on property, assets or revenues of any Person, which Liens are existing at the time such Person becomes a Subsidiary;

                  (iii) Liens on property, assets or revenues of any Person existing at the time such Person is merged with or into or amalgamated or consolidated with the Guarantor or any Subsidiary, or at the time of a sale, lease or other disposition of the properties of a corporation as an entirety or substantially as an entirety to the Guarantor or any Subsidiary.

                  Section 4.05. Payment of Additional Amounts. All payments of Principal and interest in respect of the Securities shall be free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other governmental charge of any nature whatsoever imposed or levied by or on behalf of (i) the government of the United Kingdom or of any territory of the United Kingdom or by any authority or agency therein or thereof having the power to tax or (ii) the government of the United States or of any state or territory of the United States or by any authority or agency therein or thereof having the power to tax (collectively, "Taxes"), except to the extent such Taxes are required to be withheld or deducted by law or by the interpretation or administration thereof. If either the Company or the Guarantor is so required to withhold or deduct any amount for or on account of Taxes from any payment made in respect of the Securities, the Company or the Guarantor, as the case may be, shall pay such additional amounts ("Additional Amounts") as may be necessary such that the net amount received by each Holder (including such Additional Amounts) after such withholding or deduction shall not be less than the amount such Holder would have received if the Taxes had not been withheld or deducted; provided that no Additional Amounts will be payable with respect to Taxes:

                  (a) that would not have been imposed but for the existence of any present or former connection between such Holder or beneficial owner of the Securities (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, trust, partnership or corporation) and the United Kingdom or the United States or any political subdivision or territory or possession thereof or therein or area subject to its jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or domiciled thereof or a national thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

                  (b) that are estate, inheritance, gift, sales, transfer, personal property, wealth or similar taxes, duties, assessments or other governmental charges;

                  (c) that are payable other than by withholding from payments of Principal of or interest on the Securities;

                  (d) that would not have been imposed but for the failure of the applicable recipient of such payment to comply with any certification, identification, information, documentation or other reporting requirement to the extent (x) such compliance is required by applicable law or administrative practice or an applicable treaty as a precondition to exemption from, or reduction in, the rate of deduction or withholding of such Taxes, and (y) at least 30 days before the first payment date with respect to which such Additional Amounts shall be payable, the Company or the Guarantor, as the case may be, shall have notified such recipient in writing that such recipient shall be required to comply with such requirement;

                  (e) that would not have been imposed but for the presentation of a Security (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

                  (f) that are imposed on a payment to an individual and are required to be made pursuant to any European Union Directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on December 13, 2001 or otherwise implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive;

                  (g) that would not have been imposed if presentation for payment of the relevant Securities had been made to a Paying Agent other than the Paying Agent to which the presentation was made; or

                  (h)      any combination of the foregoing clauses (a) through
(g);

nor shall Additional Amounts be paid with respect to any payment of the Principal of or interest on any Security to any such Holder who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such Additional Amounts had it been the Holder of the Security.

         The Company shall maintain, in respect of Securities of each series outstanding, at least one Paying Agent located outside the United Kingdom. In the event that the conclusions of the ECOFIN Council meeting of November 26-27, 2000 are implemented, and a Paying Agent with respect to Securities of a particular series is maintained in any member state of the European Union, the Company shall maintain a Paying Agent in at least one member state (other than the United Kingdom) that will not be obliged to withhold or deduct taxes pursuant to the European Union Directive on the taxation of savings proposed at the ECOFIN Council meeting of November 26-27, 2000, provided there is at least one member state that does not require a paying agent to withhold or deduct pursuant to such Directive.

                  The obligation of the Company or the Guarantor, as the case may be, to pay Additional Amounts if and when due will survive the termination of this Indenture and the payment of all amounts in respect of the Securities.

                  Section 4.06. Waiver of Certain Covenants. The Company may omit in any particular instance with respect to any series of Securities to comply with any term, provision or condition set forth in Section 4.02 or
Section 4.04 if before or after the time for such compliance the Holders of at least a majority in principal amount of all outstanding Securities of such series either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  Section 4.07. Calculation of Original Issue Discount. The Company shall provide to the Trustee on a timely basis such information as the Trustee reasonably requests to enable the Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, including, without limitation, Form 1099-OID and Form 8281 or any successor forms, and the Trustee shall file such forms in a timely manner with the appropriate persons following receipt thereof from the Company.

                  Section 4.08. Reports by the Company and the Guarantor. The Company and the Guarantor shall:

                  (a) file with the Trustee, within 15 days after the Company or the Guarantor, as the case may be, is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company or the Guarantor may be required to file with the Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company or the Guarantor is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company and the Guarantor, as the case may be, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) transmit or cause to be transmitted by mail to the Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company or the Guarantor, as the case may be, pursuant to paragraphs (a) and (b) of this
Section 4.08 as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE FIVE

                CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE

                  Section 5.01. When the Company May Merge, Etc. The Company shall not consolidate with, merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its property and assets to (as an entirety or substantially as an entirety in one transaction or a series of related transactions), any Person (other than with or into the Guarantor) or permit any Person to merge with or into the Company unless:

                  (a) either (x) the Company shall be the continuing Person or (y) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Securities and under this Indenture;

                  (b) the continuing Person is organized and validly existing under the laws of the United States or the United Kingdom or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organisation for Economic Cooperation and Development (or any successor thereto) and, if such continuing Person is not organized and validly existing under the laws of the United States or the United Kingdom, such continuing Person shall agree in such supplemental indenture to be bound by a covenant comparable to that described in Section 4.05 with respect to taxes imposed in the continuing Person's jurisdiction of organization, and such continuing Person shall benefit from a redemption option comparable to that described in Article Three in the event of changes in taxes in such jurisdiction after the date of such consolidation, merger or sale, in each case in form and substance satisfactory to the Trustee;

                  (c) the Company shall have delivered to the Trustee an Officer's Certificate, and, if the Company shall not be the continuing Person, an Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with and that such supplemental indenture constitutes the legal, valid and binding obligation of the Company or such successor enforceable against such Person in accordance with its terms, subject to customary exceptions; and

                  (d) the Company shall have delivered to the Trustee an Officer's Certificate to the effect that immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

                  Section 5.02. Successor Company Substituted. Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the property and assets of the Company in accordance with Section 5.01 of this Indenture, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

                  Section 5.03. When the Guarantor May Merge, Etc. The Guarantor shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets to (as an entirety or substantially as an entirety in one transaction or a series of related transactions), any Person (other than with or into the Company) or permit any Person to merge with or into the Guarantor unless:

                  (a) either (x) the Guarantor shall be the continuing Person or (y) the Person (if other than the Guarantor) formed by such consolidation or into which the Guarantor is merged or that acquired or leased such property and assets of the Guarantor shall expressly assume, by a supplemental indenture, executed and delivered to the Company and to the Trustee, all of the obligations of the Guarantor on the Guarantee and under this Indenture;

                  (b) the continuing Person is organized and validly existing under the laws of the United States or the United Kingdom or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organisation for Economic Cooperation and Development (or any successor thereto) and, if such continuing Person is not organized and validly existing under the laws of the United States or the United Kingdom, such continuing Person shall agree in such supplemental indenture to be bound by a covenant comparable to that described in Section 4.05 with respect to taxes imposed in the continuing Person's jurisdiction of organization, and such continuing Person shall benefit from a redemption option comparable to that described in Article Three in the event of changes in taxes in such jurisdiction after the date of such consolidation, merger or sale, in each case in form and substance satisfactory to the Trustee;

                  (c) the Guarantor shall have delivered to the Trustee an Officer's Certificate, and, if the Guarantor shall not be the continuing Person, an Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with and that such supplemental indenture constitutes the legal, valid and binding obligation of the Guarantor or such successor enforceable against such Person in accordance with its terms, subject to customary exceptions; and

                  (d) the Guarantor shall have delivered to the Trustee an Officer's Certificate to the effect that immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

                  Section 5.04. Successor Guarantor Substituted. Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the property and assets of the Guarantor in accordance with Section 5.03 of this Indenture, the successor Person formed by such consolidation or into which the Guarantor is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor Person had been named as the Guarantor herein.

                  Section 5.05. Substitution of Obligor. The Company and the Guarantor may at any time, without the consent of any Holders, arrange for and cause the substitution of the Guarantor (including any successor Guarantor pursuant to Section 5.04) or any subsidiary of the Guarantor (the "Substituted Obligor") in place of the Company as the principal obligor in respect of any series of Securities, subject to the conditions that:

                  (a) the Substituted Obligor executes a supplemental indenture, in form and substance satisfactory to the Trustee, in which it agrees to be bound by the terms of this Indenture, with any consequential amendments that the Trustee may deem appropriate, as fully as if the Substituted Obligor had been named in this Indenture and on the Securities of such series in place of the Company;

                  (b) the Substituted Obligor is organized and validly existing under the laws of the United States or the United Kingdom or is organized and validly existing under the laws of a jurisdiction that is a member country of the Organisation for Economic Cooperation and

Development (or any successor thereto) and, if such Substituted Obligor is not organized and validly existing under the laws of the United States or the United Kingdom, such Substituted Obligor shall agree in such supplemental indenture to be bound by a covenant comparable to that described in Section 4.05 with respect to taxes imposed in the Substituted Obligor's jurisdiction of organization, and such Substituted Obligor shall benefit from a redemption option comparable to that described in Article Three in the event of changes in taxes in such jurisdiction after the date of such consolidation, merger or sale, in each case in form and substance satisfactory to the Trustee; and

                  (c) unless the Substituted Obligor is the Guarantor, the obligations of the Substituted Obligor under the Indenture and the Securities of such series are guaranteed by the Guarantor on the same terms as the Guarantee of the Company's obligations in respect of such Securities immediately prior to such substitution.

                  Section 5.06. Successor Obligor Substituted. Upon any substitution of obligor pursuant to Section 5.05, the Substituted Obligor shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Substituted Obligor had been named as the Company herein. Any such substitution shall operate to release the Company (including any successor Company pursuant to Section 5.02) from any and all obligations under this Indenture.

                                   ARTICLE SIX

                                  THE GUARANTEE

                  Section 6.01. Guarantee. The Guarantor by its execution of this Indenture hereby agrees with each Holder of the Securities authenticated and delivered by the Trustee, and with the Trustee, on behalf of each such Holder, to be unconditionally bound by the terms and provisions of the Guarantee with respect to such Securities and authorizes the Trustee to confirm such Guarantee to the Holder of each such Security by its execution and delivery of each such Security, with such Guarantee endorsed thereon, authenticated and delivered by the Trustee.

                  The Guarantee to be endorsed on the Securities shall be in substantially the form set forth below:

                                   "GUARANTEE

                                       OF

                               GLAXOSMITHKLINE PLC

For value received, GlaxoSmithKline plc, a public limited company incorporated under the laws of England and Wales, having its principal executive offices at 980 Great West Road, Brentford, Middlesex TW8 9GS, England (the "Guarantor," which term includes any Person as a successor Guarantor under the Indenture referred to in the Security upon which this Guarantee is endorsed), hereby fully and unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed and to the Trustee on behalf of each such Holder the due and punctual payment of the Principal of, interest on and any Additional Amounts payable in respect of such Security and the due and punctual payment of the sinking fund or analogous payments referred to therein, if any, when and as the same shall become due and payable, whether on the stated maturity date, by declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of GlaxoSmithKline Capital Inc., a corporation organized under the laws of the State of Delaware (the "Company," which term includes any successor Person under such Indenture), to punctually make any such payment of Principal, interest or Additional Amounts or any such sinking fund or analogous payment, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether on the stated maturity date or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company.

The indebtedness evidenced by this Guarantee is ranked equally and pari passu with all other unsecured and unsubordinated indebtedness of the Guarantor.

The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or such Indenture, any failure to enforce the provisions of such Security or such Indenture, or any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee or any other circumstance that may otherwise constitute a legal or equitable discharge of a guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the Principal of such Security, or increase the interest rate thereon, or alter the stated maturity date thereof, or increase the Principal of any Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Article Seven of such Indenture. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Security or the indebtedness evidenced thereby or with respect to any sinking fund or analogous payment required under such Security and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the Principal of, interest on and Additional Amounts payable in respect of such Security. This Guarantee is a guarantee of payment and not of collection.

The Guarantor shall be subrogated to all rights of the Holder of such Security and the Trustee against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until the Principal of, interest on and Additional Amounts payable in respect of all Securities of the same series issued under such Indenture shall have been paid in full.

No reference herein to such Indenture and no provision of such Indenture shall alter or impair the guarantees of the Guarantor, which are absolute and unconditional, of the due and punctual payment of the Principal of, interest on and Additional Amounts payable in respect of, and any sinking fund or analogous payments with respect to, the Security upon which this Guarantee is endorsed.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication of such Security shall have been manually executed by or on behalf of the Trustee under such Indenture.

All terms used in this Guarantee that are defined in such Indenture shall have the meanings assigned to them in such Indenture.

This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed this [-]th day of [-].

                                             GLAXOSMITHKLINE PLC,
                                             as the Guarantor

                                             By: _______________________________
                                                 Name:
                                                 Title:"

                                  ARTICLE SEVEN

                              DEFAULT AND REMEDIES

                  Section 7.01. Events of Default. An "Event of Default" shall mean any one of the following events with respect to the Securities of any series:

                  (a) default in the payment of all or any part of the Principal of any Security of such series when the same becomes due and payable at maturity, upon acceleration, redemption or mandatory repurchase, including as a sinking fund installment, or otherwise, and, in the case of administrative or technical difficulties in making such payment, such default continues for more than two Business Days;

                  (b) default in the payment of any interest on or any Additional Amounts payable in respect of any Security of such series when the same becomes due and payable, and such default continues for a period of 30 days;

                  (c) default or breach of any other covenant or agreement of the Company or the Guarantor in this Indenture with respect to any Security of such series (other than a covenant or agreement a default in whose performance or whose breach is specifically dealt with elsewhere in this Section 7.01), and such default or breach continues for a period of 60 days after there has been given to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of 25% or more in aggregate principal amount of the Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                  (d) default under any bond, debenture, note or other evidence of indebtedness for money borrowed of the Company or the Guarantor (not including any indebtedness for which recourse is limited to property purchased) having in any particular case an aggregate outstanding principal amount in excess of $25,000,000 (or its equivalent in any other currency), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness becoming or being accelerated and declared due and payable prior to the date on which it would otherwise have become due and payable, without such acceleration having been rescinded or annulled or such indebtedness having been discharged;

                  (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or the Guarantor in an involuntary case or proceeding under any applicable bankruptcy, insolvency or other similar law, or (ii) a decree or order adjudging the Company or the Guarantor bankrupt or insolvent, or suspending payments, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or the Guarantor or substantially all of the property of the Company or the Guarantor, or ordering the winding up or liquidation of the affairs of the Company or the Guarantor, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days;

                  (f) commencement by the Company or the Guarantor of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the Company's or the Guarantor's consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or the Guarantor or for all or substantially all of the property and assets of the Company or the Guarantor, or any general assignment by the Company or the Guarantor for the benefit of creditors; or

                  (g)      any other Event of Default established pursuant to
Section 2.03 with respect to the Securities of such series occurs.

                  Section 7.02. Acceleration. (a) If an Event of Default described in Section 7.01(a) or (b) with respect to the Securities of any series then outstanding occurs and is continuing, then, and in each and every such case, except for any series of Securities the Principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Principal of the Securities of any such affected series then outstanding hereunder (each such series treated as a separate class) by notice in writing to the Company and to the Guarantor (and to the Trustee if given by Holders) may declare the entire Principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms of such series established pursuant to Section 2.03) of all Securities of such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  (b) If an Event of Default described in Section 7.01(c) or (g) with respect to the Securities of one or more but not all series then outstanding occurs and is continuing, then, and in each and every such case, except for any series of Securities the Principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Principal (or, if the Securities of any such series are Original Issue Discount Securities, the amount thereof that may be accelerated under this Section) of the Securities of all such affected series then outstanding hereunder (treated as a single class) by notice in writing to the Company and to the Guarantor (and to the Trustee if given by Holders) may declare the entire Principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms of such series established pursuant to Section 2.03) of all Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  (c) If an Event of Default described in Section 7.01(d), or in Section 7.01(c) or (g) with respect to the Securities of all series then outstanding, occurs and is continuing, then, and in each and every such case, except for any series of Securities the Principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate Principal (or, if the Securities of any outstanding series are Original Issue Discount Securities, the amount thereof that may be accelerated under this Section) of all Securities of any series then outstanding hereunder (treated as a single class) by notice in writing to the Company and to the Guarantor (and to the Trustee if given by Holders) may declare the entire Principal (or, if the Securities of any such series are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms of such series established pursuant to Section 2.03) of all Securities of any series then outstanding, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  (d) If an Event of Default described in Section 7.01(e) or (f) occurs and is continuing, then the Principal (or, if any Securities are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms thereof established pursuant to Section 2.03) of all the Securities then outstanding and interest accrued thereon, if any, shall be and become immediately due and payable, without any notice or other action by any Holder or the Trustee, to the full extent permitted by applicable law.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the Principal (or, if the Securities are Original Issue Discount Securities, such portion of the Principal as may be specified in the terms thereof established pursuant to Section 2.03) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the Principal of any and all Securities of each such series (or of all the Securities, as the case may be) that shall have become due otherwise than by acceleration (with interest upon such Principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of

Original Issue Discount Securities) specified in the Securities of each such series to the date of such payment or deposit) and such amount as shall be sufficient to cover all amounts owing to the Trustee under Section 8.07, and if any and all Events of Default under this Indenture, other than the non-payment of the Principal of Securities that shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the then outstanding Securities of all such series that have been accelerated (voting as a single class), by written notice to the Company, to the Guarantor and to the Trustee, may waive all defaults with respect to all such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  For all purposes under this Indenture, if a portion of the Principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the Principal of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the Principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the Principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                  Section 7.03. Other Remedies. If a payment default or an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may pursue, in its own name or as trustee of an express trust, any available remedy by proceeding at law or in equity to collect the payment of Principal of and interest on the Securities of such series or to enforce the performance of any provision of the Securities of such series or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding.

                  Section 7.04. Waiver of Past Defaults. Subject to Sections 7.02, 7.07 and 10.02, the Holders of at least a majority in principal amount (or, if the Securities are Original Issue Discount Securities, the amount thereof that may be accelerated under Section 7.02) of the outstanding Securities of all series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such series and its consequences, except a Default in the payment of Principal of or interest on any Security as specified in Section 7.01(a) or
(b) or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of the Holder of each outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  Section 7.05. Control by Majority. Subject to Sections 8.01 and 8.02(e), the Holders of at least a majority in aggregate principal amount (or, if any Securities are Original Issue Discount Securities, the amount thereof that may be accelerated under Section 7.02) of the outstanding Securities of all series affected (voting as a single class) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided, that the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders not joining in the giving of such direction; and provided further, that the Trustee may take any other action it deems proper that is not inconsistent with any directions received from Holders of Securities pursuant to this Section 7.05.

                  Section 7.06. Limitation on Suits. No Holder of any Security of any series may institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities of such series, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Holder has previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of such series;

                  (b) the Holders of at least 25% in aggregate principal amount of outstanding Securities of all such series affected shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against any costs, liabilities or expenses to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities of all such affected series have not given the Trustee a direction that is inconsistent with such written request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

                  Section 7.07. Rights of Holder to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of Principal of, interest on or Additional Amounts payable in respect of such Holder's Security on or after the respective due dates expressed on such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 7.08. Collection Suit by Trustee. If an Event of Default with respect to the Securities of any series in payment of Principal or interest specified in Section 7.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company and the Guarantor for the whole amount (or such portion thereof as specified in the terms established pursuant to Section 2.03 of Original Issue Discount

Securities) of Principal of, and accrued interest remaining unpaid on, together with interest on overdue Principal of, and, to the extent that payment of such interest is lawful, interest on overdue installments of interest on, the Securities of such series, in each case at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, and such further amount as shall be sufficient to cover all amounts owing the Trustee under Section 8.07.

                  Section 7.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due the Trustee under Section 8.07) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor on the Securities), the Guarantor, the creditors of the Company or the Guarantor, or the property of the Company or the Guarantor and shall be entitled and empowered to collect and receive any moneys, securities or other property payable or deliverable upon conversion or exchange of the Securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it under Section 8.07. Nothing herein contained shall be deemed to empower the Trustee to authorize or consent to, or accept or adopt on behalf of any Holder, any plan of reorganization, arrangement, adjustment or composition affecting the Securities, the Guarantee or the rights of any Holder under the Securities or the Guarantee, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  Section 7.10. Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article Seven in respect of the Securities of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of Principal, interest or Additional Amounts, if any, upon presentation of the several Securities in respect of which moneys have been collected and noting thereon the payment, or issuing Securities of such series and tenor in reduced principal amounts in exchange for the presented Securities of such series and tenor if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 8.07 applicable to the Securities of such series in respect of which moneys have been collected;

                  SECOND: In case the Principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on and Additional Amounts, if any, in respect of the Securities of such series in default in the order of the maturity of the installments of such interest and Additional Amounts, if any, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest and Additional Amounts, if any, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the Principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for Principal, interest and Additional Amounts, if any, with interest upon the overdue Principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such Principal and interest or Yield to Maturity, without preference or priority of Principal over interest or Yield to Maturity, or of interest or Yield to Maturity over Principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such Principal and accrued and unpaid interest or Yield to Maturity; and

                  FOURTH: To the payment of the remainder, if any, to the Company, or to the extent the Trustee collects any amount pursuant to the Guarantee, the Guarantor, or any other person lawfully entitled thereto.

                  Section 7.11. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then, and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored to their former positions hereunder and thereafter all rights and remedies of the Company, the Guarantor, Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  Section 7.12. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, in either case in respect to the Securities of any series, a court may require any party litigant in such suit (other than the Trustee) to file an undertaking to pay the costs of the suit, and the court may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant (other than the Trustee) in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 7.12 does not apply to a suit by a Holder pursuant to Section 7.07 or a suit by Holders of more than 10% in principal amount of the outstanding Securities of such series.

                  Section 7.13. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities in Section 2.08, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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

                  Section 7.14. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                  ARTICLE EIGHT

                                     TRUSTEE

                  Section 8.01. General. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and as set forth herein. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article Eight. The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has actual knowledge and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. If an Event of Default to the actual knowledge of a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  Section 8.02. Certain Rights of Trustee. Subject to Sections 315(a) through (d) of the Trust Indenture Act:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any Officer's Certificate, Opinion of Counsel, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons. The Trustee need not investigate any fact or matter stated in the document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, following reasonable notice, to make reasonable examination of the books, records and premises of the Company or the Guarantor, as the case may be, personally or by agent or attorney at the sole cost of the Company or the Guarantor, as the case may be, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

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

                  (b) before the Trustee acts or refrains from acting, it may require an Officer's Certificate and/or an Opinion of Counsel, which shall conform to Section 11.04. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Subject to Section 8.01, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof;

                  (c) the Trustee may act through its attorneys, agents, custodians and nominees not regularly in its employ and shall not be responsible for the misconduct or negligence of any agent, attorney, custodian and nominee appointed with due care; provided that the Trustee shall be required to terminate any such agent, attorney, custodian or nominee if it has actual knowledge of any failure by such Person to perform its delegated duties;

                  (d) any request, direction, order or demand of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed), and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company or the Guarantor, as the case may be;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request, order or direction;

                  (f) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers or for any action it takes or omits to take in accordance with the direction of the Holders in accordance with Section 7.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (g) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon;

                  (h) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, Officer's Certificate, Opinion of Counsel, Board Resolution, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding;

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (j) the Trustee may request that the Company and the Guarantor deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  Section 8.03. Individual Rights of Trustee. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 310(b) and 311 of the Trust Indenture Act.

                  Section 8.04. Trustee's Disclaimer. The recitals contained herein and in the Securities (except the Trustee's certificate of authentication) shall be taken as statements of the Company or the Guarantor and not of the Trustee, and the Trustee assumes no responsibility for the correctness of the same. Neither the Trustee nor any of its agents makes any representation as to the validity or adequacy of this Indenture, the Securities or the Guarantees, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate. Neither the Trustee nor any of its agents shall be accountable for the Company's or the Guarantor's use or application of the proceeds from the Securities or for moneys paid over to the Company or the Guarantor pursuant to the Indenture.

                  Section 8.05. Notice of Default. If any Default with respect to the Securities of any series occurs and is continuing and if such Default is known to a Responsible Officer of the Trustee, the Trustee shall give to each Holder of Securities of such series notice of such Default within 90 days after it occurs in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless such Default shall have been cured or waived before the mailing or publication of such notice; provided, however, that, except in the case of a Default in the payment of the Principal of, interest on or any Additional Amounts with respect to any Security of such Series, or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders; and provided further that in the case of any default or breach of the character specified in Section 7.01(c) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

                  Section 8.06. Reports by Trustee to Holders.

                  (a) Within 60 days after each May 1, beginning with May 1, 2004, the Trustee shall mail to each Holder as and to the extent provided in Trust Indenture Act Section 313(c) a brief report dated as of such May 1, if required by Trust Indenture Act Section 313(a).

                  (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, if such advances remaining unpaid at any time aggregate 10% or more of the principal amount of the Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

                  A copy of each such report made pursuant to this Section shall, at the time of such transmission to the Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any exchange or delisted therefrom.

                  Section 8.07. Compensation and Indemnity. The Company, or failing which, the Guarantor, shall pay to the Trustee such compensation as shall be agreed upon in writing from time to time for its services. The compensation of the Trustee shall not be limited by any law on compensation of a trustee of an express trust. The Company, or failing which, the Guarantor, shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee (including the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

                  The Company, or failing which, the Guarantor, shall indemnify the Trustee for, and hold it harmless against, any loss, liability, claim, damage or expense, including taxes (other than income taxes), incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this Indenture and the Securities or the issuance of the Securities or a series thereof or the trusts hereunder and the performance of its duties under this Indenture and the Securities, including the costs and expenses of defending itself against or investigating any claim asserted by any Person or liability in connection with the exercise or performance of any of its powers or duties under this Indenture and the Securities or in connection with enforcing the provisions of this Section 8.07.

                  The obligations of the Company and the Guarantor under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the rejection or termination of this Indenture under bankruptcy, insolvency or

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

similar law or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. If the Trustee renders services and incurs expenses following an Event of Default under Section 7.01(e) or (f) hereof, the parties hereto and the Holders by their acceptance of the Securities hereby agree that such expenses are intended to constitute expenses of administration under any bankruptcy, insolvency or similar law.

                  Section 8.08. Replacement of Trustee. A resignation or removal of the Trustee as Trustee with respect to the Securities of any series and appointment of a successor Trustee as Trustee with respect to the Securities of any series shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 8.08.

                  The Trustee may resign as Trustee with respect to the Securities of any series at any time by so notifying the Company and the Guarantor in writing. The Holders of a majority in principal amount of the outstanding Securities of any series may remove the Trustee as Trustee with respect to the Securities of such series by so notifying the Trustee in writing and may appoint a successor Trustee with respect thereto with the consent of the Company. The Company may remove the Trustee as Trustee with respect to the Securities of any series if: (i) the Trustee is no longer eligible under Section
8.10 of this Indenture; (ii) the Trustee is adjudged a bankrupt or insolvent;
(iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed as Trustee with respect to the Securities of any series, or if a vacancy exists in the office of Trustee with respect to the Securities of any series for any reason, the Company shall promptly appoint a successor Trustee with respect thereto. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the outstanding Securities of such series may appoint a successor Trustee in respect of such Securities to replace the successor Trustee appointed by the Company. If the successor Trustee with respect to the Securities of any series does not deliver its written acceptance required by the next succeeding paragraph of this Section 8.08 within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company's expense), the Company or the Holders of a majority in principal amount of the outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect thereto.

                  A successor Trustee with respect to the Securities of any series shall deliver a written acceptance of its appointment to the retiring Trustee, to the Company and to the Guarantor. Immediately after the delivery of such written acceptance, subject to the lien provided for in Section 8.07 and subject to the payment of any and all amounts then due and owing to the retiring Trustee, (i) the retiring Trustee shall transfer all property held by it as Trustee in respect of the Securities of such series to the successor Trustee,
(ii) the resignation or removal of the retiring Trustee in respect of the Securities of such series shall become effective and (iii) the successor Trustee shall have all the rights, powers and duties of the Trustee in respect of the Securities of such series under this Indenture. A successor Trustee shall mail notice of its succession to each Holder of Securities of such series.

                  Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

                  The Company shall give notice of any resignation and any removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee in respect of the Securities of such series to all Holders of Securities of such series. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. Notwithstanding replacement of the Trustee with respect to the Securities of any series pursuant to this Section 8.08, the Company's and the Guarantor's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

                  Section 8.09. Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein; provided that such successor Trustee shall be otherwise qualified and eligible under this Article Eight.

                  Section 8.10. Eligibility. This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Section 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

                  Section 8.11. Money Held in Trust. The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law and except for money held in trust under Article Nine of this Indenture.

                  Section 8.12. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  Section 8.13. Communication by Holders with Other Holders. Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Guarantor, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act with respect to such communications.

                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE

                  Section 9.01. Discharge; Defeasance within One Year of Payment. Except as otherwise provided in this Section 9.01, the Company or the Guarantor may terminate the obligations of the Company and the Guarantor under the Securities of any series, the Guarantee and this Indenture with respect to Securities of such series if:

                  (a) all Securities of such series previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities of such series that have been replaced or paid or Securities of such series that are paid pursuant to Section 4.01 or Securities of such series for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company or the Guarantor, as provided in Section 9.05) have been delivered to the Trustee for cancellation and the Company (or the Guarantor pursuant to the Guarantee) has paid all sums payable by it hereunder; or

                  (b)      (i)      the Securities of such series mature within
one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption,
(ii) the Company or the Guarantor irrevocably deposits in trust with the Trustee, as trust funds solely for the benefit of the Holders of such Securities for that purpose, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment, to pay the Principal of and interest on the Securities of such series to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, and (iii) the Company delivers to the Trustee an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

                  With respect to the foregoing clause (a), only the Company's and the Guarantor's obligations under Section 8.07 in respect of the Securities of such series shall survive. With respect to the foregoing clause (b), only the obligations of the Company and the Guarantor in Sections 2.02 through 2.12, 4.02, 8.07, 8.08, 9.04 and 9.05, as applicable, in respect of the Securities of such series and the Guarantee thereof shall survive until such Securities of such series are no longer outstanding. Thereafter, only the obligations of the Company and the Guarantor in Sections 8.07, 9.04 and 9.05, as applicable, in respect of the Securities of such series and the Guarantee thereof shall survive. After any such irrevocable deposit, the Trustee upon written request shall acknowledge in writing the discharge of the obligations of the Company and the Guarantor under the Securities of such series, the Guarantee thereof and this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

                  Section 9.02. Defeasance. Except as provided below, the Company will be deemed to have paid, and the Company and the Guarantor will be discharged from any and all obligations in respect of, the Securities of any series and the Guarantee thereof, and the provisions of this Indenture will no longer be in effect with respect to the Securities of such series and the Guarantee thereof (and the Trustee, at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging the same); provided that the following conditions shall have been satisfied:

                  (a) the Company or the Guarantor has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the Principal of, interest on and any Additional Amounts payable in respect of the Securities of such series, money or U.S. Government Obligations or a combination thereof sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of, interest on and any Additional Amounts payable in respect of the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

                  (b) such deposit will not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor, as the case may be, is a party or by which it is bound;

                  (c) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (d) the Company shall have delivered to the Trustee either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such discharge under this Section 9.02 and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above; and

                  (e) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this
Section 9.02 of the Securities of such series have been complied with.

                  The obligations of the Company and the Guarantor in Sections
2.02 through 2.12, 4.02, 8.07, 8.08, 9.04 and 9.05, as applicable, with respect to the Securities of such series and the Guarantee thereof shall survive until such Securities are no longer outstanding. Thereafter, only the obligations of the Company and the Guarantor in Sections 8.07 and 9.05, as applicable, shall survive.

                  The defeasance of obligations in respect of Securities of any series by the Company and the Guarantor under this Section 9.02 shall be effective notwithstanding any prior covenant defeasance in respect of Securities of such series by the Company or the Guarantor under Section 9.03.

                  Section 9.03. Covenant Defeasance. The Company and the Guarantor may omit to comply with the covenants in Sections 4.03, 4.04, 4.05,
5.01 and 5.03 and any other covenant relating to such series provided for in a Board Resolution or supplemental indenture pursuant to Section 2.03 that may by its terms be defeased pursuant to this Section 9.03, and such omission shall be deemed not to be an Event of Default under Section 7.01(c) or
(g), with respect to the outstanding Securities of a series if:

                  (a) the Company or the Guarantor has irrevocably deposited in trust with the Trustee as trust funds solely for the benefit of the Holders of the Securities of such series, for payment of the Principal of, interest on and any Additional Amounts payable in respect of the Securities of such series, money or U.S. Government Obligations or a combination thereof in an amount sufficient (unless such funds consist solely of money, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, to pay and discharge the Principal of, interest on and any Additional Amounts payable in respect of the outstanding Securities of such series to maturity or earlier redemption (irrevocably provided for under arrangements satisfactory to the Trustee), as the case may be;

                  (b) such deposit will not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or the Guarantor, as the case may be, is a party or by which it is bound;

                  (c) no Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

                  (d) the Company shall have delivered to the Trustee either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that such Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above; and

                  (e) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the covenant defeasance contemplated by this Section 9.03 of the Securities of such series have been complied with.

                  Section 9.04. Application of Trust Money. Subject to Section 9.05, the Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 9.01, 9.02 or 9.03, as the case may be, in respect of the Securities of any series and shall apply the deposited money and the proceeds from deposited U.S. Government Obligations in accordance with the Securities of such series and this Indenture to the payment of Principal of, interest on and any Additional Amounts payable in respect of the Securities of such series; but such money need not be segregated from other funds except to the extent required by law. The Company, and failing which, the Guarantor, agrees to pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.01, 9.02 or 9.03 or the Principal or interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of outstanding Securities.

                  Section 9.05. Repayment to Company and Guarantor. Subject to Sections 8.07, 9.01, 9.02 and 9.03, the Trustee and the Paying Agent shall promptly pay to the Company or to the Guarantor, as the case may be, upon request set forth in an Officer's Certificate any money originally paid by a party making such request held by them at any time and not required to make payments hereunder and thereupon shall be relieved from all liability with respect to such money. The Trustee and the Paying Agent shall pay to the Company or to the Guarantor, as the case may be, upon written request any money originally paid by a party making such request held by them and required to make payments hereunder that

                  (a)      remains unclaimed for two years; or

                  (b) in the opinion of a nationally recognized firm of independent public accountants, expressed in a written certification thereof delivered to the Trustee and Paying Agent, are in excess of the amount that would then be required to be deposited to effect defeasance or covenant defeasance, as the case may be, in accordance with this Article Nine.

After payment to the Company or to the Guarantor, Holders entitled to such money must look to the Company or to the Guarantor, as the case may be, for payment as general creditors unless an applicable law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  Section 10.01. Without Consent of Holders. The Company, the Guarantor and the Trustee may amend or supplement this Indenture, the Guarantee or the Securities of any series without notice to or the consent of any Holder:

                  (a) to cure any ambiguity, defect or inconsistency in this Indenture; provided that such amendments or supplements shall not materially and adversely affect the interests of the Holders;

                  (b)      to comply with Sections 5.01, 5.03 and 5.05;

                  (c) to comply with any requirements of the Commission in connection with the qualification of this Indenture under the Trust Indenture Act;

                  (d) to evidence and provide for the acceptance of appointment hereunder with respect to the Securities of any or all series by a successor Trustee;

                  (e) to establish the form or forms or terms of Securities of any series or of the coupons appertaining to such Securities as permitted by
Section 2.03;

                  (f) to provide for uncertificated Securities and to make all appropriate changes for such purpose;

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

                  (g) to provide for a further guarantee from a third party on outstanding Securities of any series and the Securities of any series that may be issued under this Indenture;

                  (h) to change or eliminate any provision of this Indenture; provided that any such change or elimination shall become effective only when there are no outstanding Securities of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision;

                  (i) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 9.01, 9.02 and 9.03, provided that any such action shall not adversely affect the interests of the Holders of such or any other series of Securities in any material respect; or

                  (j) to make any change that does not materially and adversely affect the rights of any Holder;

                  Section 10.02. With Consent of Holders. Subject to Sections
7.04 and 7.07, without prior notice to any Holders, the Company, the Guarantor and the Trustee may amend this Indenture, the Guarantee and the Securities of any series with the written consent of the Holders of a majority in Principal (or, if any Securities are Original Issue Discount Securities, such portion of the Principal as may then be accelerated under Section 7.02) of the outstanding Securities of all series affected by such amendment (all such series voting as one class), and the Holders of a majority in Principal (or, if any Securities are Original Issue Discount Securities, such portion of the Principal as may then be accelerated under Section 7.02) of the outstanding Securities of all series affected thereby (all such series voting as one class) by written notice to the Trustee may waive future compliance by the Company and the Guarantor with any provision of this Indenture, the Guarantee or the Securities of such series.

                  Notwithstanding the provisions of this Section 10.02, without the consent of each Holder affected thereby, an amendment or waiver, including a waiver pursuant to Section 7.04, may not:

                  (a) extend the stated maturity of the Principal of, or any sinking fund obligation or any installment of interest on, such Holder's Security, or reduce the Principal thereof, the rate of interest thereon (including any amount in respect of original issue discount), or the Additional Amounts payable in respect thereof or adversely affect the rights of such Holder under any mandatory redemption or repurchase provision or any right of redemption or repurchase at the option of such Holder, or reduce the amount of the Principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 7.02 or the amount thereof provable in bankruptcy, insolvency or similar proceeding, or change any place of payment where, or the currency in which, any Principal, interest thereon or Additional Amounts payable in respect thereof is payable, modify any right to convert or exchange such Holder's Security for another security to the detriment of the Holder, or impair the right to institute suit for the enforcement of any such payment on or after the due date therefor;

                  (b) reduce the percentage in principal amount of outstanding Securities of the relevant series the consent of whose Holders is required for any such supplemental indenture, or for any waiver of compliance with certain provisions of this Indenture or certain Defaults and their consequences provided for in this Indenture, provided however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 10.02;

                  (c) waive a Default in the payment of Principal of or interest on any Security of such Holder; or

                  (d) modify any of the provisions of this Section 10.02, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the coupons appertaining to such Securities.

                  It shall not be necessary for the consent of any Holder under this Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
10.02 becomes effective, the Company shall give to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. The Company will mail supplemental indentures to Holders upon request. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  Section 10.03. Revocation and Effect of Consent. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the Security of the consenting Holder, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of its Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective with respect to any Securities affected thereby on receipt by the Trustee of written consents from the requisite Holders of outstanding Securities affected thereby.

                  The Company may, but shall not be obligated to, fix a record date (which may be not less than 10 nor more than 60 days prior to the solicitation of consents) for the purpose of determining the Holders of the Securities of any series affected entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the immediately preceding paragraph, those Persons who were such Holders at such record date (or their duly designated proxies) and only those Persons shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be such Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective with respect to the Securities of any series affected thereby, it shall bind every Holder of such Securities unless it is of the type described in any of clauses(a) through (d) of Section 10.02. In case of an amendment or waiver of the type described in clauses (a) through (d) of Section 10.02, the amendment or waiver shall bind each such Holder who has consented to it and every subsequent Holder of a Security that evidences the same indebtedness as the Security of the consenting Holder.

                  Section 10.04. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of any Security, the Trustee may require the Holder thereof to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder and the Trustee may place an appropriate notation on any Security of such series thereafter authenticated. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security of the same series and tenor that reflects the changed terms.

                  Section 10.05. Trustee to Sign Amendments, Etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture, stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture constitutes the legal, valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject to customary exceptions. Subject to the preceding sentence, the Trustee shall sign such amendment, supplement or waiver if the same does not adversely affect the rights of the Trustee. The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Section 10.06. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Ten shall conform to the requirements of the Trust Indenture Act as then in effect.

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

                  Section 11.01. Trust Indenture Act of 1939. This Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

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

                  Section 11.02. Notices. Any notice or communication shall be sufficiently given if written and (a) if delivered in person, when received or
(b) if mailed by first class mail, 5 days after mailing, or (c) as between any two of the Company, the Guarantor and the Trustee if sent by facsimile transmission, when transmission is confirmed, in each case addressed as follows:

                  if to the Company:

                  GlaxoSmithKline Capital Inc.
                  1105 North Market Street
                  Suite 1300
                  Wilmington, Delaware 19801
                  Telephone No.: (302) 651-8319
                  Facsimile No.: (302) 651-8425
                  Attention:  Company Secretary

                  with a copy to the Guarantor at the address indicated below if to the Guarantor:

                  GlaxoSmithKline plc
                  980 Great Road West
                  Brentford
                  Middlesex TW8 9GS
                  England
                  Telephone No.: (020) 8047 5000
                  Facsimile No.: (020) 8047 6905
                  Attention:  Company Secretary

                  if to the Trustee:

                  Citibank, N.A.
                  111 Wall Street
                  New York, New York 10005
                  Telephone No.: (212) 657-7919
                  Facsimile No.: (212) 657-3862
                  Attention: Agency & Trust Services

                  The Company, the Guarantor or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication shall be sufficiently given to Holders of Securities by mailing to such Holders at their addresses as they shall appear on the Security Register. Notice mailed shall be sufficiently given if so mailed within the time prescribed. Copies of any such communication or notice to a Holder shall also be mailed to the Trustee and each Agent at the same time.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except as otherwise provided in this

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

Indenture, if a notice or communication is mailed in the manner provided in this
Section 11.02, it is duly given, whether or not the addressee receives it.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case it shall be impracticable to give notice as herein contemplated, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  Section 11.03. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or the Guarantor to the Trustee to take any action under this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee:

                  (a) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  Section 11.04. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based;

                  (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of each such person, such condition or covenant has been complied with; provided, however, that, with respect to matters of fact, an Opinion of Counsel may rely on an Officer's Certificate or certificates of public officials.

                  Section 11.05. Evidence of Ownership. The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor, or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by any notice to the contrary.

                  Section 11.06. Rules by Trustee, Paying Agent or Registrar. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

                  Section 11.07. Payment Date other than a Business Day. If any date for payment of Principal or interest on any Security shall not be a Business Day at any place of payment, then payment of Principal of or interest on such Security, as the case may be, need not be made on such date, but may be made on the next succeeding Business Day at any place of payment with the same force and effect as if made on such date and no interest shall accrue in respect of such payment for the period from and after such date.

                  Section 11.08. Governing Law; Waiver of Jury Trial. The laws of the State of New York shall govern this Indenture, the Guarantee and the Securities. Each of the Company, the Guarantor and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture, the Securities or the transactions contemplated hereby.

                  Section 11.09. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture or loan or debt agreement of the Company, the Guarantor or any Subsidiary of the Company or the Guarantor. Any such indenture or agreement may not be used to interpret this Indenture.

                  Section 11.10. Successors. All agreements of the Company and the Guarantor in this Indenture, the Guarantee and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  Section 11.11. Duplicate Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 11.12. Separability. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.13. Table of Contents, Headings, Etc.. The Table of Contents and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

                  Section 11.14. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or any indenture supplemental hereto, or in any Security or any coupons appertaining thereto, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director or employee, as such, of the Company, of the Guarantor or of any successor, either directly or through the Company, the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the coupons appertaining thereto by the holders thereof and as part of the consideration for the issue of the Securities and the coupons appertaining thereto.

                  Section 11.15. Judgment Currency. The Company and the Guarantor severally agree, to the fullest extent that they may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the Principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day in The City of New York, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York preceding the day on which a final unappealable judgment is entered and (b) their obligations under this Indenture to make payments in the Required Currency
(i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture.

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.

                                                GLAXOSMITHKLINE CAPITAL INC.,
                                                as Issuer

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                GLAXOSMITHKLINE PLC,
                                                as Guarantor

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                CITIBANK, N.A.,
                                                as Trustee

                                                By:_____________________________
                                                   Authorized Signatory